Annual Report

Financial
Services
Fund

December 31, 1997

T. Rowe Price

Report Highlights

Financial Services Fund

o Financial services stocks posted strong gains in the second half, and the broad market registered three straight years of more than 20% returns.

o Your fund returned 17.36% during the past six months and 41.44% for the year, leading the S&P 500 in both periods but trailing its peers.

o Performance versus the peer group reflected an overweighting in insurance and selected mid-cap stocks.

o ACE Limited, EXEL, Travelers Group, and Mellon Bank were among the top contributors to returns during the 6- and 12-month periods.

o While stocks are fully valued by historical measures, the outlook remains favorable for financial services companies because of benign inflation, low interest rates, and improved efficiency.

Fellow Shareholders

Financial stocks generated strong gains in the second half of 1997, building on the consistent strength they demonstrated during the first half. Although financial stocks and the overall market continued to exhibit volatility, this was not entirely unexpected as the S&P 500 returned over 20% three years in a row (a modern record). Solid economic growth and restrained inflation and interest rates continued to provide a fertile environment for stocks.

Performance Comparison

Periods Ended 12/31/97          6 Months     12 Months
______________________________________________________________
____

Financial Services Fund            17.36%        41.44%

S&P 500                            10.58         33.36

Lipper Financial Services
Funds Average                      21.12         45.23

Your fund performed well in this favorable environment. Its 17.36% return during the six months ended December 31, 1997, lagged that of its peer group average but surpassed the unmanaged Standard & Poor's 500 Stock Index. For the 12-month period, the Financial Services Fund also trailed the peer group average but outpaced the S&P 500. The fund's overweighting in insurance and selected mid-cap stocks dampened returns versus the Lipper average.

MARKET ENVIRONMENT

The U.S. stock market again surprised many investors with its consistent strength. Mounting problems in several Asian economies caused investors to question the durability of the long economic expansion in the U.S. and many of our trading partners. Currency devaluations and banking system problems in Korea, Indonesia, Malaysia, Thailand, the Philippines, and Japan caused a sharp slowdown in economic growth and a reassessment of the stability and growth potential for all of Asia. Because these issues affect several major trading partners, economic growth in the U.S. and the related earnings growth of domestic and multinational companies could also be impaired. Some observers fear that a general slowdown in economic activity and a flood of cheap imports (due to the devaluation of foreign currencies) could result in severe pricing pressures in the U.S.

While the severity of Asia's problems should not be underestimated, the environment for financial stocks continued to be positive. Inflation and interest rates, mutual fund inflows, and corporate earnings were favorable. U.S. wholesale prices declined 1.2% in 1997, and consumer prices continued their benign trend. Long-term interest rates recently fell to approximately 5.7%. Crop and related food prices are well behaved, and energy prices have taken a turn for the better with crude oil falling well below $20 per barrel.

Downward price pressure in some markets may not cause significant problems for corporate profits or stock prices in the U.S. Domestic job growth is solid, with the unemployment rate at 4.7%. Retail sales ended the holiday season on a strong note. Perhaps most important, U.S. financial companies continue to improve their efficiency in ways that may offset some pricing pressure.

Investors have been particularly concerned about the impact of Asia on multinational financial companies. Again, although we have some concerns, we believe there are reasons to be constructive on the prospects for these companies. U.S.-based financial companies appear to have limited direct lending exposure to Asian economies. Even those multinationals with important operations in the region, such as Citicorp, American International Group (purchased after the end of the reporting period), American Express, and Morgan Stanley Dean Witter Discover, believe the current dislocation could allow them to win substantial market share in certain Asian countries.

PORTFOLIO REVIEW

Insurance stocks performed well, as interest rates moderated and investors focused on companies with consistent earnings growth and strong capital generation, which helped finance sizable repurchases of shares. In particular, Bermuda-based ACE Limited, PartnerRe Holdings, and EXEL contributed strongly to returns. We purchased Travelers Property Casualty, the separately traded insurance operations of Travelers Group, at attractive prices, and the stock was another major contributor to performance.

Transamerica continues to divest noncore assets, including the recent sale of its consumer finance operations. The company's keen focus on improving efficiency and return on invested capital helped drive solid stock performance in 1997. Several specialty insurance companies also generated robust returns. Mutual Risk Management, the leading provider of alternative risk management solutions for corporations, continued to post solid earnings gains and favorable stock performance. Willis-Corroon, one of four major insurance brokers, also helped boost returns.

Sector Diversification - Pie chart showing:

Insurance                                   33
Bank and Trust                              25
Miscellaneous Business Services              2
Other                                        2
Reserves                                    11
Computer Service and Software                2
Specialty Financial Services                23
Consumer Cyclicals                           2

In the banking area, Mellon Bank was the standout performer. Its careful expense management and continued growth in high-return businesses garnered support from investors. In addition, we believe the company is considered to be a valuable franchise by major banks consolidating the banking industry. Wells Fargo started to solve some of the integration issues that have plagued its acquisition of First Interstate, and its stock responded with solid gains later in 1997.

BankBoston (like Mellon and Wells Fargo) is piloted by management with a strong focus on shareholder interests. The company's sale of several noncore businesses and consistent share repurchase helped fuel strong stock performance. Fortunately, we also held some banks that were acquired in 1997, as the industry's steady consolidation continued. First Commerce, a leading Louisiana-based bank, and Signet Banking of Virginia were purchased for the fund at attractive prices. First Commerce has announced a planned merger with BANC ONE and Signet Banking was acquired by First Union, events that allowed us to generate solid returns and receive shares in First Union, which we are comfortable owning.

In the diversified financial area, we owned several strong stocks but failed to exploit this sector as fully as we plan to. Our largest position, Travelers Group, was the top-performing stock among the Dow Jones Industrials and a solid contributor to both second-half and full-year performance. We think the company's recent acquisitions, including Salomon, will add to earnings. Fannie Mae and Freddie Mac were major positive contributors, and both appear well positioned for double-digit earnings growth beyond 1998. American Express reversed a long slide in market share in its credit card business and continues to generate solid growth in its travel and money management operations. Investors have recognized the company's innovation and franchise strength, and the stock has done well for several years.

Unfortunately, we owned stocks that also disappointed as the market's recent volatility magnified the punishment investors administered to stocks with deteriorating fundamentals. Aames Financial and Delta Financial, home equity lenders using gain-on-sale accounting, suffered as prepayments on outstanding loans resulted in either lower reported earnings or concern that earnings growth would slow. We have been aware of the frailties of this type of accounting and continue to reduce our exposure to these companies. Erie Indemnity, a small-cap Pennsylvania-based insurance company, was also a major loser. However, the company does appear to have quality operations and a reasonably good track record. Thus, we will continue to monitor this situation closely before deciding on any future action.

Aetna, a major financial services and health care company, was also a disappointment. Although your fund bought the stock after its price had fallen substantially, problems in the company's health care operations remain challenging. Aetna is now aggressively addressing the cost control issues hurting profitability. Perhaps more important, the company's retirement services division (financial planning and money management) and several other divisions have substantial value. Positive actions by management, including the sale of certain subsidiaries and substantial share repurchases, could lead to improved stock results over time.

STRATEGY

Our investment strategy focuses on maintaining core holdings as long as the fundamentals remain strong and valuations are reasonable. Consequently, we invested much of the substantial cash flow the fund has received in existing positions. For example, additions to Willis-Corroon, BankBoston, PartnerRe Holdings, and Citicorp were significant enough to put them among our 10 largest purchases during the past six months.

We initiated other major purchases as well, none of which should be particularly affected by the developments in Asia. SLM Holding is the leading buyer and servicer of student loans in the U.S. The company continues to generate an above-average return on equity and solid earnings growth. Both BANC ONE and BankAmerica possess strong franchises and managements that are disciplined in improving the returns and earnings growth of their businesses. Washington Mutual is a high-quality thrift, with the largest franchise in the western U.S. The company's acquisition and integration of Great Western Financial is progressing as planned, and the resulting company should generate strong growth consistent with the company's historical track record. Newcourt Credit Group, a leading finance company based in Canada, has an outstanding record of growth and credit quality. The company's acquisition of AT&T Capital in January 1998 should position it as a franchise finance company with continued solid earnings growth.

OUTLOOK

Stock valuations remain expensive by all conventional valuation measures, including the low dividend yield on the S&P 500. We are also cautious because the market has generated strong results for several consecutive years, and the problems in Asia have the potential to hurt earnings growth for various multinational companies.

However, we realize that sound investing must be driven by the outlook for the general investment environment, future company earnings, and careful selection of stocks. Considering these factors, we believe the outlook for financial stocks and your fund remains favorable for the following reasons:

o Inflation and interest rate levels continue to be supportive. Despite concerns about an economic slowdown, economic data show that the economy is growing at a moderate pace;

o Earnings growth continues to be very strong at many high-quality U.S. companies, and the valuations of selected companies remain reasonable;

o Top-notch, entrepreneurial management and sound business models at many of our holdings are major positives. Through careful management of costs and proper incentives, many of these management teams have improved the competitiveness of their businesses and also improved the durability and predictability of earnings;

o Many of our companies generate significant free cash flow, which shareholder-oriented management will likely use to repurchase shares or make acquisitions that often enhance stock performance over time. This may be particularly advantageous if stock prices weaken in a more challenging environment.

We invest your money with the knowledge that the stock market will not always go up. As always, we strive to find companies with solid market positions, seasoned management, and strong financial fundamentals since we believe they will provide superior investment results over time.

We appreciate your continued support in this endeavor.

Respectfully submitted,

Larry J. Puglia
President and Chairman of the Investment Advisory Committee

January 20, 1998

Mailing Error

Those of you who were shareholders in the fund on October 22, 1997, recently received a letter dated October 29 that discussed the change in the fund's manager from Daniel Theriault to Larry Puglia. Due to a mailhouse problem of which we had no knowledge, the letter was not mailed until January 16. Since we make every effort to inform you of important fund matters in a timely manner, we regret this error exceedingly. Please accept our apologies.

T. Rowe Price Financial Services Fund

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS
                                              Percent of
                                              Net Assets
                                                12/31/97
______________________________________________________________
______

Travelers Group                                      2.8%
PartnerRe Holdings                                   2.7
Willis-Corroon                                       2.6
BankBoston                                           2.4
EXEL                                                 2.3
___________________________________________________________________

ACE Limited                                          2.3
Chase Manhattan                                      2.2
Citicorp                                             2.1
Mid Ocean Limited                                    2.0
Mellon Bank                                          2.0
___________________________________________________________________

INMC Mortgage Holdings                               2.0
Transamerica                                         2.0
Mutual Risk Management                               1.8
Wells Fargo                                          1.8
Fannie Mae                                           1.7
___________________________________________________________________

First Union                                          1.6
SLM Holding                                          1.5
BANC ONE                                             1.4
Protective Life                                      1.4
Aetna                                                1.4
___________________________________________________________________

NationsBank                                          1.3
Fleet Financial Group                                1.3
Travelers Property Casualty                          1.2
UICI                                                 1.2
PennCorp Financial Group                             1.2
___________________________________________________________________

Total                                               46.2%

T. Rowe Price Financial Services Fund

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 12/31/97
Ten Best Contributors
____________________________________________________________

ACE Limited                             11(cents)

Intuit                                         10

Travelers Group                                10

First Sierra Financial                         10

Mellon Bank                                     8

Mutual Risk Management                          8

PartnerRe Holdings                              8

EXEL                                            8

Wells Fargo                                     7

Fannie Mae                                      7
___________________________________________________________

Total                                   87(cents)

Ten Worst Contributors
___________________________________________________________

Unionamerica Holdings**                -10(cents)

Aames Financial                                 6

Delta Financial                                 6

Erie Indemnity                                  4

Fairfax Financial                               3

Aetna*                                          2

Mercury Finance**                               1

NationsBank                                     1

Onyx Acceptance**                               1

First Investors Financial                       1
___________________________________________________________

Total                                  -35(cents)

12 Months Ended 12/31/97

Ten Best Contributors
___________________________________________________________

EXEL                                    22(cents)

Travelers Group                                21

ACE Limited                                    19

Mutual Risk Management                         16

First Sierra Financial*                        14

Mellon Bank                                    13

AmerUs Life*                                   12

Mercury General*                               10

PartnerRe Holdings                             10

ADVANTA**                                      10
___________________________________________________________

Total                                  147(cents)

Ten Worst Contributors
___________________________________________________________

Aames Financial                        -15(cents)

Mercury Finance**                              12

Unionamerica Holdings**                         6

Fairfax Financial*                              3

PNC Bank**                                      3

Aetna*                                          2

Delta Financial                                 2

Onyx Acceptance**                               1

SABRE Group Holdings**                          1

ACC Consumer Finance**                          1
___________________________________________________________

Total                                  -46(cents)

     *   Position added
    **   Position eliminated

T. Rowe Price Financial Services Fund

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Financial Services Fund

                                          Financial
                       S&P 500 Index     Services Fund

9/30/96                  $10,000          $ 10,000

12/31/96                  10,833            11,340

12/31/97                  14,448            16,039

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                          Since              Inception
Periods Ended 12/31/97   1 Year    Inception      Date
__________________________________________________________________

Financial Services Fund   41.44%       45.87%  9/30/96

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Financial Services Fund

For a share outstanding throughout each period
Financial Highlights

                                      Year     9/30/96
                                     Ended     Through
                                  12/31/97    12/31/96
NET ASSET VALUE

Beginning of period             $    11.31    $  10.00

Investment activities
    Net investment income             0.10*       0.04*
    Net realized and
    unrealized gain (loss)            4.58        1.30
    Total from
    investment activities             4.68        1.34

Distributions
    Net investment income            (0.10)     (0.03)
    Net realized gain                (0.33)          -

    Total distributions              (0.43)     (0.03)

NET ASSET VALUE

End of period                   $    15.56    $  11.31
                            __________________________

Ratios/Supplemental Data

Total return                        41.44%*     13.40%*

Ratio of expenses to
average net assets                   1.25%*      1.25%*!

Ratio of net investment
income to average
net assets                           1.15%*      1.71%*!

Portfolio turnover rate              46.0%         5.6%!

Average commission rate paid    $   0.0521    $ 0.0389
Net assets, end of period
(in thousands)                  $  177,335    $ 30,047

* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/98.
!   Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Financial Services Fund

December 31, 1997

Statement of Net Assets

                                Shares/Par          Value
                                             In thousands

Common Stocks  89.1%

FINANCIAL  77.4%

Bank and Trust  25.5%

BANC ONE                            47,000       $  2,553

BankAmerica                         28,000          2,044
BankBoston                          45,000          4,227

Barnett Banks                       15,000          1,078

Chase Manhattan                     35,000          3,832

Citicorp                            29,010          3,668

First Chicago NBD                   20,000          1,670

First Commerce                      19,000          1,281

First International Bancorp         61,000            759

First Union                         57,000          2,921

Fleet Financial Group               31,620          2,369

Golden West Financial               12,000          1,174

H. F. Ahmanson                      26,600          1,781

KeyCorp                             17,000          1,204

Mellon Bank                         58,000          3,516

Mercantile Bancorporation            9,000            553

NationsBank                         39,000          2,372

Norwest                             35,000          1,352

U.S. Bancorp                        15,000          1,679

Washington Mutual                   31,900          2,035

Wells Fargo                          9,435          3,203

                                                   45,271

Insurance  31.4%

ACE Limited                         42,000          4,053

American General                    32,000          1,730

AmerUs Life                         41,500          1,536

Citizens Corp.                       5,000            144

Erie Indemnity                      32,800            980

EXEL                                65,000          4,119

Harleysville Group                  40,520            980

Hartford Life (Class A)             34,000          1,541

Horace Mann Educators               40,000          1,138

LaSalle Re Holdings                 20,000            708

Mercury General                     20,000       $  1,105

Mid Ocean Limited                   65,110          3,532

NAC Re                              15,000            732

Nationwide Financial
    Services (Class A)              59,000          2,131

PartnerRe Holdings                 102,360          4,747

PennCorp Financial Group            60,640          2,164

Protective Life                     41,000          2,450

Provident                           38,000          1,468

PXRE                                26,863            892

St. Paul Companies                  23,000          1,887

Torchmark                           40,000          1,682

Transamerica                        32,500          3,461

Travelers Property
    Casualty (Class A)              50,010          2,200

Trenwick Group                      15,000            553

UICI *                              61,940          2,172

UNUM                                27,830          1,513

W. R. Berkley                       31,875          1,416

Willis-Corroon ADR                 378,620          4,662

                                                   55,696

Financial Services  20.5%

Aames Financial                     85,000          1,100

American Capital Strategies         20,000            359

American Express                    21,550          1,923

Capital Re                          34,000          2,110

Countrywide Credit                  25,000          1,072

Delta Financial *                  120,000          1,605

Fairfax Financial (CAD) *            5,800          1,299

Fannie Mae                          51,620          2,946

FINOVA Group                        12,500            621

First Investors Financial *         17,565            119

First Sierra Financial *           100,000          1,800

Franklin Resources                  11,835          1,029

Freddie Mac                         51,440          2,157

Household International             10,000          1,276

INMC Mortgage Holdings             148,500          3,480

John Nuveen (Class A)               15,000            525

Leucadia National                   54,500          1,880

Liberty Financial Companies         16,200            611

Morgan Stanley Dean Witter Discover 17,500       $  1,035

Newcourt Credit Group (CAD)          5,000            167

Newcourt Credit Group,
    rights, 12/3/98 (CAD) *         52,000          1,721

SLM Holding                         19,000          2,643

Travelers Group                     90,699          4,886

                                                   36,364

Total Financial                                   137,331

CONSUMER NONDURABLES  1.4%

Health Care Services  1.4%

Aetna                               34,000          2,399

Total Consumer Nondurables                          2,399

CONSUMER CYCLICALS  1.4%

Building and Real Estate  1.4%

Excel Realty Trust                  50,000          1,575

Security Capital Group (Class B) *  26,500            861

Total Consumer Cyclicals                            2,436

CAPITAL EQUIPMENT  0.6%

Electrical Equipment  0.6%

GE                                  15,000          1,101

Total Capital Equipment                             1,101

BUSINESS SERVICES AND
TRANSPORTATION  3.5%

Computer Service and Software  1.7%

DST Systems *                       26,000          1,110

Intuit *                            45,000          1,859

                                                    2,969

Miscellaneous Business Services  1.8%

Mutual Risk Management             108,300          3,242

                                                    3,242

Total Business Services and
    Transportation                                  6,211

MISCELLANEOUS common stocks  4.8%

Berkshire Hathaway (Class A) *           9       $    414

Other Miscellaneous Common
    Stocks                                          8,070

Total Miscellaneous Common
    Stocks                                          8,484

Total Common Stocks (Cost
    $130,785)                                     157,962

Short-Term Investments  11.4%

Money Market Funds  11.4%

Reserve Investment Fund,
    5.84% #                     $20,213,594        20,214

Total Short-Term Investments
    (Cost  $20,214)                                20,214

Total Investments in Securities

100.5% of Net Assets (Cost
    $150,999)                                    $178,176

Other Assets Less Liabilities                        (841)

NET ASSETS                                       $177,335
                                              ___________
Net Assets Consist of:

Accumulated net investment income -
    net of distributions                         $     58

Accumulated net realized gain/loss -
    net of distributions                               96

Net unrealized gain (loss)                         27,177

Paid-in-capital applicable to
    11,397,810 shares of $0.0001 par
    value capital stock outstanding;
    1,000,000,000 shares authorized               150,004

NET ASSETS                                       $177,335
                                              ___________

NET ASSET VALUE PER SHARE                        $  15.56
                                              ___________

     *   Non-income producing
     #   Seven-day yield
   ADR   American Depository Receipt
   CAD   Canadian dollar

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Financial Services Fund

Statement of Operations
In thousands

                                                     Year
                                                    Ended
                                                 12/31/97
Investment Income

Income
    Dividend                                     $  1,828
    Interest                                          532

    Total income                                    2,360

Expenses

    Investment management                             636
    Shareholder servicing                             341
    Registration                                       96
    Custody and accounting                             89
    Prospectus and shareholder reports                 31
    Legal and audit                                    16
    Directors                                           6
    Miscellaneous                                      12

    Total expenses                                  1,227

Net investment income                               1,133

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
    Securities                                      3,684
    Foreign currency transactions                      (9)

    Net realized gain (loss)                        3,675

Change in net unrealized gain
    or loss on securities                          25,992

Net realized and unrealized
    gain (loss)                                    29,667

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                           $ 30,800
                                              ___________

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Financial Services Fund

Statement of Changes in Net Assets
In thousands

                                      Year        9/30/96
                                     Ended        Through
                                  12/31/97       12/31/96

Increase (Decrease) in Net Assets

Operations
    Net investment income       $    1,133       $     63
    Net realized gain (loss)         3,675              6
    Change in net unrealized
      gain or loss                  25,992          1,185

    Increase (decrease) in net
      assets from operations        30,800          1,254

Distributions to shareholders
    Net investment income           (1,084)           (74)
    Net realized gain               (3,579)             -

    Decrease in net assets
      from distributions            (4,663)           (74)

Capital share transactions*
    Shares sold                    176,221         31,393
    Distributions reinvested         4,505             71
    Shares redeemed                (59,575)        (2,744)

    Increase (decrease) in net
      assets from capital
      share transactions           121,151         28,720

Net equalization                         -             47

Net Assets

Increase (decrease) during
    period                         147,288         29,947
Beginning of period                 30,047            100

End of period                   $  177,335       $ 30,047
                           ______________________________

*Share information
    Shares sold                     12,854          2,889
    Distributions reinvested           294              6
    Shares redeemed                 (4,407)          (248)

    Increase (decrease) in shares
      outstanding                    8,741          2,647

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Financial Services Fund
December 31, 1997

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price Financial Services Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1996.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, to best reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Effective January 1, 1997, the fund discontinued its practice of equalization. The results of operations and net assets were not affected by this change.

Note 2 - Investment Transactions

Purchases and sales of portfolio securities, other than short-term securities, aggregated $142,399,000 and $41,401,000, respectively, for the year ended December 31, 1997.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1997. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

Undistributed net investment income              $  9,000
Paid-in capital                                    (9,000)

At December 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $150,999,000, and net unrealized gain aggregated $27,177,000, of which $29,129,000 related to appreciated investments and $1,952,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $100,000 was payable at December 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. The effective annual group fee rate was 0.32% at December 31, 1997, and 0.33% for the year then ended. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through December 31, 1998, which would cause the fund's ratio of expenses to average net assets to exceed 1.25%. Thereafter, through December 31, 2000, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.25%. Pursuant to this agreement, $24,000 of management fees were not accrued by the fund for the year ended December 31, 1997. Additionally, $26,000 of unaccrued fees and expenses are subject to reimbursement through December 31, 2000.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $316,000 for the year ended December 31, 1997, of which $34,000 was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1997, totaled $292,000 and are reflected as interest income in the accompanying Statement of Operations.

Tax Information (Unaudited) for the Tax Year Ended 12/31/97
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
The fund's distributions to shareholders included:

o   $3,579,000 from short-term capital gains.

For corporate shareholders, 25% of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

T. Rowe Price Financial Services Fund

Report of Independent Accountants

To the Shareholders and Board of Directors of
T. Rowe Price Financial Services Fund, Inc.

We have audited the accompanying statement of net assets of T. Rowe Price Financial Services Fund, Inc. as of December 31, 1997, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and the period from September 30, 1996 (commencement of operations) through December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
T. Rowe Price Financial Services Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
January 21, 1998


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Financial Services Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.F17-050  12/31/97